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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 March 8, 2004
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                Date of Report (Date of earliest event reported)


                          Staten Island Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                       1-13503                  13-3958850
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)



1535 Richmond Avenue, Staten Island, New York                        10314
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  (Address of Principal Executive Offices)                        (Zip Code)


                                 (718) 447-8880
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events and Required FD Disclosure.
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     On March 8, 2004, Staten Island Bancorp, Inc. and Independence Community
Bank Corp. issued the press release attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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     (a)   Not applicable.

     (b)   Not applicable.

     (c)   Exhibits.

     The following exhibit is furnished herewith:

     Exhibit Number           Description
     --------------           -----------
     99.1                     Press Release

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STATEN ISLAND BANCORP, INC.

Date: March 10, 2004                  By: /s/ Donald C. Fleming
                                         -----------------------------------
                                          Donald C. Fleming
                                          Senior Vice President and
                                           Chief Financial Officer